As filed with the Securities and Exchange Commission on November 3, 2026

Securities Act Registration No. 333-277581

Investment Company Act Reg. No. 811-23945

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 6	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 8	☐

(Check appropriate box or boxes.)

New Age Alpha Funds Trust

(Exact Name of Registrant as Specified in Charter)

555 Theodore Fremd Avenue

Suite A-101

Rye, New York 10580

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 212-922-2699

Cogency Global Inc.

850 New Burton Road; Suite 201

Dover, Delaware 19904

(Name and Address of Agent for Service)

With Copies To:

Bo James Howell
FinTech Law, LLC
6224 Turpin Hills Dr.
Cincinnati, OH 45244

Michael J. Semack
New Age Alpha LLC
555 Theodore Fremd Ave, Suite A-101
Rye, NY 10580

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on __ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NEW AGE ALPHA FUNDS TRUST

NAA Allocation ETF	Ticker: HFA

SHARES OF THE FUND ARE LISTED AND TRADED ON THE CBOE BZX EXCHANGE, INC. (THE “EXCHANGE”)

Managed by New Age Alpha Advisors, LLC
(d/b/a New Age Alpha)

PROSPECTUS

November 3, 2026

This Prospectus contains information about the Funds that you should know before you invest. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary	1
Additional Information Regarding the Fund’s Investment Objectives, Principal Investment Strategies, and Related Risks	10
Other Investment Strategies and Related Risks	16
Fund Management	17
Purchase and Redemption of Shares	18
Portfolio Holdings Information	22
Distribution of the Fund	22
Dividend and Distributions	23
Tax Consequences	23
Financial Highlights	26
For Additional Information	Back Cover

SUMMARY – NAA ALLOCATION ETF

INVESTMENT OBJECTIVE

The NAA Allocation ETF (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fee	None
Other Expenses(1)	0.16%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Operating Expenses(1)	1.13%
Expense Reduction/Reimbursement(3)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.01%

(1)	Other Expenses and Total Annual Operating Expenses are based on estimated amounts for the current fiscal year.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)	New Age Alpha Advisors, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses (if any)) do not exceed 0.99% of the average daily net assets of the Fund through January 31, 2028 (the “Expense Limitation”). The Expense Limitation is expected to continue from year to year thereafter. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement upon 60 days’ prior written notice. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$103	$347

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio. The portfolio turnover rate shown includes that of NAA Allocation Fund (the “Predecessor Fund”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an asset allocation fund. Under normal circumstances, the Fund uses a balanced approach to invest in a broad range of securities, including equity, debt, and securities issued and guaranteed by the U.S. government and federal agencies and instrumentalities. The Fund’s asset allocation strategy diversifies equity securities and fixed-income investments. The Fund employs a proprietary quantitative model to determine the exposure between equity and fixed income to participate in rising markets while attempting to preserve capital during market declines. The Fund’s exposure will generally be at least 15% fixed income and up to 85% equity.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the Blended Allocation Index (defined below). The Adviser’s investment philosophy is based on attempting to avoid the “losers” rather than predicting the “winners.” A loser is a company that, according to the Adviser’s investment methodology, is unlikely to deliver the revenue growth necessary to support its current stock price. The Adviser has developed a proprietary probability-based measure, called the Human Factor or h-factor (“h-factor”), to identify securities that may be overpriced relative to their underlying fundamentals.

The h-factor methodology is based on the premise that human biases and the interpretation of uncertain information can cause securities to become mispriced. The h-factor algorithm evaluates the revenue growth implied by a company’s current stock price in relation to its historical financial performance and other publicly available information. Each company is assigned an h-factor score from 0% to 100% representing the estimated probability that the company will fail to deliver the growth necessary to support its stock price. Higher scores indicate a greater probability of such an outcome. The Adviser uses these scores to identify and generally exclude a portion of the securities with the highest h-factor scores within the applicable investment universe. For example, the Adviser may exclude approximately 20% of the securities with the highest scores. The percentage excluded may vary based on market conditions, investment opportunities, and portfolio management considerations.

Equity Allocation

Under normal circumstances, the Fund’s equity allocation pursues its objective by investing in large-capitalization securities. The Fund generally defines large market capitalization as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.1 billion and $4.8 trillion as of June 30, 2026. The Fund’s equity allocation will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETF”), including for cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy, which may include other mutual funds or ETFs managed by the Adviser.

2

Fixed-Income Allocation

The fixed-income allocation of the Fund primarily invests in investment-grade and high-yield corporate bonds and/or ETFs as well as government, asset-backed, mortgage-backed, and similar debt securities and money market instruments. The rating category of a security will be determined at the time of purchase. If a security is subsequently downgraded, the Fund will not be obligated to dispose of that security but may continue to hold the security if deemed appropriate by the portfolio managers. The Fund may also invest in unrated securities based on the portfolio managers’ assessment of their credit quality.

“Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities (i.e., junk bonds), often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. To gain exposure to certain asset classes, the Fund may invest in varying combinations of affiliated investment companies advised by the Adviser.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, or to meet redemption requests. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

PRINCIPAL RISKS

As with any investment, there is a risk that you could lose money by investing in the Fund.The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

3

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Fixed Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income, other debt instrument, or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults, or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

4

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds (or “junk bonds”), present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. These bonds offer the potential for higher return but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may be unable to make its interest and principal payments (credit quality risk). If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income distribution may be reduced.

Asset- and Mortgage-Backed Securities Risk. The risks of investing in an asset and mortgage-backed securities include interest rate risk, extension risk, prepayment risk, and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the preceding risks.

Collateralized Loan Obligations and Collateralized Debt Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class. CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged.

5

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and result in substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.

Sector Concentration Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more broadly invested across numerous sectors.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Exchange-Traded Fund (ETF) Risks –

Absence of an Active Market. Although the Fund’s shares are approved for listing on the Cboe BZX Exchange, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can also be no assurance that the Fund will grow to or maintain an economically viable size and may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

6

Cash Transaction Risk. The Fund intends to effect some portion of redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute all of its portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize a complete in-kind redemption process.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s investments. The market prices of shares will generally fluctuate according to changes in the Fund’s NAV and supply and demand of shares on the Exchange. Whether Fund shares trade below, at, or above their NAV cannot be predicted. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s investment holdings or the NAV of Fund shares. As a result, investors in the Fund may pay substantially more or receive significantly less for Fund shares than the value of the Fund’s underlying investments or the NAV of Fund shares.

Trading Issues. Trading in Fund shares may be halted due to market conditions or for reasons that make trading in shares inadvisable in the view of the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged, or that the shares will trade with any volume. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

PERFORMANCE SUMMARY

As of the close of business on or about December 4, 2026, the Predecessor Fund transferred its assets and liabilities to the Fund in a tax-free reorganization (the “Reorganization”). The Fund and the Predecessor Fund have identical investment objectives and fundamental investment policies, as well as substantially similar investment strategies. However, ETFs, such as the Fund, are structurally different from mutual funds, such as the Predecessor Fund, in several important aspects, including the ability for ETF shareholders to trade shares intraday on an exchange at market prices, the full daily transparency of the ETF’s portfolio holdings and the potential for increased tax efficiency.

The performance of the Predecessor Fund for the periods prior to December 4, 2026 has not been restated to reflect the annual operating expense of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have different performance results. Additionally, if the Predecessor Fund had operated as an ETF, its performance may have differed.

7

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (800) 922-4104 or visiting the Fund’s website at www.naafunds.com.

Calendar Year Returns

The Fund’s year-to-date return through September 30, 2026 is 11.89%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	18.52%
Lowest Quarter	March 31, 2020	-26.41%

Average Annual Total Returns
(for periods ended December 31, 2025)

	One Year	Five Years	10 Years
NAA Allocation ETF
Return Before Taxes	13.83%	10.59%	11.25%
Return After Taxes on Distributions	10.78%	7.94%	9.17%
Return After Taxes on Distributions and Sale of Fund Shares	9.21%	7.53%	8.57%
Blended Allocation Index (reflects no deductions for fees, expenses, or taxes)	13.62%	8.64%	10.02%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Morningstar Moderately Aggressive Allocation Category Average (reflects no deductions for fees, expenses, or taxes)	14.02%	8.71%	9.48%

The Blended Allocation Index is a custom benchmark comprised of the S&P 500 Index (60%) and the S&P Aggregate Bond Index (40%). The S&P 500 Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. The S&P Aggregate Bond Index is designed to measure the performance of publicly issued U.S. dollar denominated investment-grade debt.

8

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Gennadiy Khayutin	Portfolio Manager since inception	Managing Partner
Konstantin Tourevski	Portfolio Manager since inception	Managing Partner
Hugo Chang	Portfolio Manager since inception	Head of Research
Burak Hurmeydan	Portfolio Manager since inception	Head of Quantitative Strategies

Purchase and Sale of Shares

You may purchase and sell individual Fund Shares on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund Shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.naafunds.com.

The Fund only offers and redeems Shares on a continuous basis at NAV in large blocks of Shares (“Creation Units”), which only authorized participants (typically, broker-dealers) may purchase or redeem. Generally, Creation Units are offered and redeemed on an in-kind basis. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash. (including any portion of the Deposit Securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended. Additional information regarding custom baskets is contained in the Fund’s Statement of Additional Information (“SAI”).

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-deferred account such as an Individual Retirement Account (“IRA”), or you are a tax-exempt investor. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

This section of the Prospectus provides additional information about the investment practices and related risks of the Fund. The Board of Trustees (the “Board”) has reserved the right to change the Fund’s investment objective without shareholder approval upon at least 60 days’ prior written notice to shareholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Allocation Fund is an asset allocation fund. Under normal circumstances, the Fund uses a balanced approach to invest in a broad range of securities, including equity, debt, and securities issued and guaranteed by the U.S. government and federal agencies and instrumentalities. The Allocation Fund’s asset allocation strategy diversifies investments among equity securities and fixed income. The Allocation Fund employs a proprietary quantitative model to determine the exposure between equity and fixed income to participate in rising markets while attempting to preserve capital during market declines. The Allocation Fund’s exposure will generally be at least 15% fixed income and up to 85% equity.

Equity Allocation

Under normal circumstances, the Allocation Fund’s equity allocation pursues its objective by investing in large-capitalization securities. The Allocation Fund generally defines large market capitalization as those companies with market capitalizations generally falling within the range of the S&P 500® Index. The capitalization range of the S&P 500® Index is between $5.1 billion and $4.8 trillion as of June 30, 2026. The Allocation Fund’s equity allocation will primarily invest in equity securities, including common stocks, REITs, options, warrants, convertible securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder. The Allocation Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded funds (“ETFs”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy, which may include other mutual funds or ETFs managed by the Adviser.

Fixed-Income Allocation

The fixed-income allocation of the Allocation Fund primarily invests in investment-grade and high-yield corporate bonds and/or ETFs, as well as government, asset-backed, mortgage-backed, and similar debt securities and money market instruments. An investment-grade security has been rated by at least one independent rating agency in its top four credit quality categories or determined by the Adviser to be of comparable credit quality. High-yield securities are higher-risk, nonconvertible debt obligations rated below investment grade. The rating category of a security will be determined at the time of purchase. If a security is subsequently downgraded, the Allocation Fund will not be obligated to dispose of that security but may continue to hold the security if deemed appropriate by the portfolio managers. The Allocation Fund may also invest in unrated securities based on the portfolio managers’ assessment of their credit quality.

“Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities

10

(i.e., junk bonds), often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality.

To gain exposure to certain asset classes, the Allocation Fund may invest in varying combinations of affiliated investment companies advised by the Adviser.

The Fund may sell securities when they no longer satisfy the Adviser’s investment criteria, as a result of portfolio optimization, in response to changing market conditions, or to meet redemption requests. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

H-factor Scores Methodology. In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the Blended Allocation Index (defined below). The Adviser’s investment philosophy is based on attempting to avoid the “losers” rather than predicting the “winners.” A loser is a company that, according to the Adviser’s investment methodology, is unlikely to deliver the revenue growth necessary to support its current stock price. The Adviser has developed a proprietary probability-based measure, called the Human Factor or h-factor (“h-factor”), to identify securities that may be overpriced relative to their underlying fundamentals.

The h-factor methodology is based on the premise that human biases and the interpretation of uncertain information can cause securities to become mispriced. The h-factor algorithm evaluates the revenue growth implied by a company’s current stock price in relation to its historical financial performance and other publicly available information. Each company is assigned an h-factor score from 0% to 100% representing the estimated probability that the company will fail to deliver the growth necessary to support its stock price. Higher scores indicate a greater probability of such an outcome. The Adviser uses these scores to identify and generally exclude a portion of the securities with the highest h-factor scores within the applicable investment universe. For example, the Adviser may exclude approximately 20% of the securities with the highest scores. The percentage excluded may vary based on market conditions, investment opportunities, and portfolio management considerations.

The h-factor methodology is used in the security selection process and does not independently determine the Fund’s portfolio holdings or weights. For securities evaluated using the h-factor methodology, the Adviser employs a proprietary quantitative optimization process to construct the portfolio, incorporating risk management controls that consider sector and industry exposures, style factors, position sizes, tracking error, liquidity, and turnover. The optimization process seeks to limit unintended risks while maintaining the Fund’s exposure to securities selected through the Adviser’s investment methodology. In selecting corporate bonds, the Adviser also considers h-factor scores alongside credit research and other investment criteria, seeking to avoid issuers whose revenue growth may fall short of market expectations and whose credit risk may therefore be greater. Other fixed-income investments, including government, agency, asset-backed, and mortgage-backed securities, are selected based on credit research, quantitative analysis, and other relevant considerations.

DESCRIPTION OF INDEX

The Fund’s investment strategies are expected to exceed the total return of the Blended Allocation Index, as noted above. The Blended Allocation Index is a custom benchmark comprised of the S&P 500 Index (60%) and the S&P Aggregate Bond Index (40%). The S&P 500 Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. The S&P Aggregate Bond Index is designed to measure the performance of publicly issued U.S. dollar denominated investment-grade debt.

11

PRINCIPAL INVESTMENT RISKS

Equity Securities Risk. Equity risk is the risk that securities held by a Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be susceptible to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Also, the common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the security issuer experiences a decline in its financial condition. Common equity securities in which a Fund will invest are structurally subordinated to preferred stocks, bonds, and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation preference, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Additionally, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase. Below are additional risks related to specific equity securities the Funds invest in.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer decides to do so, this action could hurt a Fund’s ability to achieve its investment objectives.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects a Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, a Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage, resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund. Furthermore, preferred stock dividends are not guaranteed, and management can forego the preferred dividend, resulting in a loss to a Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and liquidation. The Funds may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than its underlying security, and a warrant may offer greater potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

12

Fixed-Income Securities Risk. The value of a Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Asset- and Mortgage-Backed Securities Risk. The risks of investing in an asset and mortgage-backed securities include interest rate risk, extension risk, prepayment risk, and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the preceding risks.

Credit Risk. A Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds (or “junk bonds”), present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. These bonds offer the potential for higher return but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may be unable to make its interest and principal payments (credit quality risk). If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income distribution may be reduced.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect a Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect a Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans, mortgages, and other asset-backed securities, are subject to the risk that principal payments may occur more quickly or earlier than expected. If this happens, a Fund might be forced to forego future interest income on the principal

13

repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized Loan Obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investing in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that exceed the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.

Collateralized Debt Obligations (“CDOs”) are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in

Depositary Receipt Risk. A Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in a Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful, and a Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of a Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

14

Market Risk. Market risk is the risk that the value of the securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general market conditions. Certain market events could increase volatility, exacerbate market risk, and result in trading halts, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, terrorism, military action, epidemics, pandemics, or other public health issues. Any preceding market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot be foreseen or quickly addressed.

Such events and other market events may cause significant declines in the values and liquidity of many securities and other instruments and significant disruptions to global business activity and financial markets. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Funds. During periods of market volatility, security prices (including securities held by the Funds) could change drastically and rapidly and, therefore, adversely affect the Funds.

ETF Risks

Absence of an Active Market. Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size and may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transaction Risk. The Fund currently intends to affect some portion of redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on a Fund and decrease the Fund’s NAV. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute all of its portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the Fund’s tax efficiency compared to ETFs that utilize a complete in-kind redemption process.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s investments. The market prices of shares will generally fluctuate according to changes in the Fund’s NAV and supply and demand of shares on the Exchange. Whether Fund shares will trade below, at, or above their NAV cannot be predicted. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s investment holdings or the NAV of Fund shares. As a result, investors in the Fund may pay

15

significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying investments or the NAV of Fund shares.

Trading Issues. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that make trading in shares inadvisable in the view of the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged, or that the shares will trade with any volume. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

OTHER INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below, along with certain non-principal risks of the Fund, such as operational risks. Additional information on non-principal investments and their risks can be found in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include but are not limited to infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of the Fund’s shareholders to transact business and the Funds to process transactions, inability to calculate the Fund’s net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and additional compliance costs. The Fund and its shareholders could be negatively impacted by successful cyber-attacks against or security breakdowns of the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third-party service providers. Cybersecurity risks are also present for issuers of securities in which the Fund invests. This could result in adverse material consequences for such issuers and may cause the funds’ investment in such securities to lose value.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks and result in substantial breakdowns, delays, shutdowns, social isolation, and other disruptions to significant global, local, and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate

16

of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies, reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives, adversely impacting Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s Adviser third-party service providers, and counterparties), sectors, industries, markets, securities, and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for specific instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. These could significantly impact the Fund’s performance, resulting in losses to your investment.

Investments in Money Market Instruments and Temporary Defensive Positions. The Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements, and money market mutual fund shares (“Money Market Instruments”), to maintain liquidity or pending the selection of investments. The Fund can take temporary defensive positions to respond to adverse market, economic, political, or other conditions and, in doing so, may invest up to 100% of its assets in Money Market Instruments. When a Fund invests in a money market mutual fund, the shareholders of the Fund will be subject to duplicative management fees. To the extent a Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission (“SEC”)). Anytime a Fund takes a temporary defensive position, it will not achieve its investment objective.

Additional Information. Whether the Fund is an appropriate investment for an investor depends on the investor’s financial resources and individual investment goals and objectives. The Fund may not be suitable for investors who engage in short-term trading and other speculative strategies and styles.

FUND MANAGEMENT

The Investment Adviser

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), located at 555 Theodore Fremd Avenue, Suite A101, Rye, New York 10580, is the Fund’s investment adviser. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. As of June 30, 2026, the Adviser had approximately $2.56 billion in assets under management. The Adviser provides investment advisory services to private funds, institutional investors, and high-net-worth individuals. Its services primarily focus on equity and fixed-income strategies using its proprietary h-factor investment methodology.

Under the Advisory Agreement, for its services, the Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.95% of the average daily net assets of the Fund. To the extent the Fund’s assets are invested in other mutual funds or ETFs managed by the Adviser, the Adviser will waive the Management Fee on those assets.

Under the Expense Limitation Agreement with respect to the Fund, the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 0.99% of average daily net assets of the Fund.

The Adviser is registered with the Commodity Futures Trading Commission as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association in such capacities.

17

The Fund’s initial shareholder report will include a discussion of the factors the Board considered in approving the Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions concerning it.

Portfolio Managers

The following individuals have primary responsibility for the daily management of the Fund’s portfolio:

Armen Arus is the Co-Founder and Chief Executive Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Executive Officer of the Adviser. Before founding the Adviser, Mr. Arus was the Co-Founder and Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC from June 2003 to July 2017. Mr. Arus served as President of Transparent Value Trust from 2010 to 2015. Mr. Arus holds a B.S. in Business from New York University.

Julian Koski is the Co-Founder and Chief Investment Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Investment Officer of the Adviser. From 2003 to 2015, Mr. Koski was the Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC. He directed Transparent Value’s business development, marketing, and distribution activities and contributed to Transparent Value’s product development initiatives. Mr. Koski attended the University of Witwatersrand (South Africa) and the University of South Africa.

Konstantin Tourevski is a Managing Partner of the Adviser and has been in that role since 2019. From 2003 to 2019, Mr. Tourevski served various senior investment roles at Loews Corporation. Prior to that, Mr. Tourevski was an investment analyst at JP Morgan Asset Management. Mr. Tourevski holds a BA in Economics from New York University and an MBA from Columbia Business School; he is also a CFA Charterholder.

Gennadiy Khayutin is a Managing Partner of the Adviser. Before New Age Alpha, he was the CEO of AWSM, a financial literacy app for teens. Prior to that he was a Senior Portfolio Manager at Guggenheim Investments from 2013 to 2018. He holds a Bachelor of Science in Finance and Information Systems from New York University.

Hugo Chang is a Senior Managing Director of New Age Alpha in charge of Index Development. Before New Age Alpha, he held similar responsibilities at Invesco Indexing and as Vice President for Guggenheim Partners. Mr. Chang has also served as Senior Research Analyst for S&P Dow Jones Indices and was instrumental in custom index research and analytics. Mr. Chang has a master’s degree in Financial Engineering from the University of California, Berkeley and is a CFA Charterholder and Financial Risk Manager.

Burak Hurmeydan, Ph.D., will be the Head of Quantitative Strategies at New Age Alpha. Before New Age Alpha, he held similar responsibilities at Security Investors, LLC, also known as Guggenheim Investments, from 2011 through October 2024. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of shares of the Fund.

PURCHASE AND REDEMPTION OF SHARES

General

Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long.

18

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the Exchange, usually 4:00 p.m. Eastern time, each day the Exchange is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash, and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the Exchange on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board believes accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors, and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (such investors being “authorized

19

participants”) with the Fund’s distributor (the “Distributor”) and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities and other instruments specified by the Fund (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those authorized participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by a Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”), immediately prior to the opening of business each day of the Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the authorized participant may not be eligible to trade. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act. Additional information regarding custom baskets is contained in the Fund’s SAI.

Orders must be placed in proper form by or through either (i), a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Distributor no later than two hours prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an authorized participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such authorized participant or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $300 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.

20

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the Exchange is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the Exchange, through the facilities of the NSCC, the list of the names and the numbers of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to a Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of a Fund may only be effected by or through an authorized participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, the order must be received by the transfer agent no later than 2:00 p.m. Eastern time.

A fixed redemption transaction fee of $300 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request.

Purchase of Shares by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies and by other companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in Rule 12d1-4 promulgated under the 1940 Act, including that such investment companies enter into a written agreement with the Fund. In addition, for one (1) year after the effective date of Rule 12d1-4, registered investment companies are also permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order applicable to the Adviser and the Fund, including that such investment companies enter into a written agreement with the Fund. Registered investment companies that desire to invest in a Fund beyond the limits set forth in Section 12(d)(1), should contact the Trust to obtain the required written agreement.

Calculation of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Rule 2a-5 under the 1940 Act established an updated regulatory framework for registered investment companies’ fair valuation practices. Under the rule, more of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices are designed to comply

21

with Rule 2a-5. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee under its valuation policies and procedures, which the Board has approved. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service, if applicable, does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. While fair value determinations will be based upon all available factors that the Adviser deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security at approximately the time it determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when the Adviser values a holding or holdings at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser concerning services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Calculation of Share Price in the SAI.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund Shares. Frequent purchases and sales of the Fund’s Shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units to offset custodial and other costs to a Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed to offset the applicable Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings are disclosed each day on its website at www.naafunds.com. Policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Fund’s website.

DISTRIBUTION OF THE FUND

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the distributor of Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Payments to Financial Intermediaries

The Distributor, the Adviser, and their affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund Shares or related services. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund Shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

22

These payments are negotiated and may be based on such factors as the number or value of Fund Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Ask your financial intermediary for information about any payments it receives from the Distributor, the Adviser, their affiliates, or the Fund and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

DIVIDENDS AND DISTRIBUTIONS

Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Funds typically earn income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Funds realize capital gains or losses whenever they sell securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

TAX CONSEQUENCES

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund to Shareholders holding Shares through a partnership (or other pass-through entity) or to Shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

Tax Treatment of the Fund

Each Fund intends to qualify and elect to be treated as a “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, a Fund must annually meet certain income and asset diversification requirements and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.

As a regulated investment company, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its Shareholders. If a Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code)

23

the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its Shareholders. In addition, distributions will be taxable to Shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its Shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its Shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously undistributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of the Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to Shareholders of record on a specified date during such month will be deemed to have been received by each Shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Shareholder’s holding period in the Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of a Fund’s current or accumulated earnings and profits, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its Shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each Shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Shareholder can claim a refundable tax credit for the Shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the Shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the Shareholder’s tax credit.

Long-term capital gains of non-corporate Shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain other trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from

24

the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, an authorized participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at issue) of the issued Shares (plus any cash received by the authorized participant as part of the issue) and (2) the authorized participant’s aggregate basis in the exchanged securities (plus any cash paid by the authorized participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an authorized participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the authorized participant as part of the redemption) and (2) the authorized participant’s basis in the redeemed Shares (plus any cash paid by the authorized participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the authorized participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding The Funds may be required to report certain information on a Shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Shareholder if the Shareholder fails to provide the Funds with a correct taxpayer identification number (in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign Shareholder) or if the IRS notifies the Funds that the Shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Shareholder is not a U.S. citizen or resident or if a Shareholder is a foreign entity, a Fund’s ordinary income dividends (including distributions of amounts that would not be subject to U.S. withholding tax if paid directly to foreign Shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Shareholder’s status as foreign and the Fund does not have actual knowledge or reason to know that the foreign Shareholder would be subject to withholding tax if the foreign Shareholder were to receive the related amounts directly rather than as dividends from the Fund.

The Foreign Account Tax Compliance Act (FATCA) subjects foreign Shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Funds), and, beginning in 2019, on the gross proceeds from the sale of U.S. stocks and securities (including the sale of Shares), unless they

25

comply with certain reporting requirements. Complying with such requirements will require the Shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or a tax authority in the institution’s own country to provide certain information regarding such Shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Funds, please see the section of the SAI entitled “Taxation.”

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years.

As of the close of business on or about December 4, 2026, the Fund acquired the assets and liabilities of the Predecessor Fund. As a result of the Reorganization, the financial highlights for the Fund represent the financial highlights of the Predecessor Fund’s Institutional shares for all periods prior to December 4, 2026.

Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2025, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to shareholders, which is available upon request. The Fund’s financial statements and financial highlights for the years ended September 30, 2024, and prior, were audited by other auditors. The unaudited information for the six-month period ended March 31, 2026, along with the Fund’s financial statements, is included in the Fund’s Semi-Annual Report and filing on Form N-CSRS, which is available upon request. Unaudited interim financial statements furnished reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the result for the interim periods presented. All such adjustments are of a normal recurring nature.

26

Financial Highlights
NAA Allocation ETF

Selected data based on a share outstanding throughout each period/year indicated.

	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2026 (Unaudited)		September 30, 2025		September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021
Net asset value, beginning of period/year	$19.26		$19.47		$14.66	$14.85	$18.74	$14.48

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10		0.23		0.02	0.33	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(0.41)		2.29		5.12	(0.42)	(1.33)	4.32
Total income (loss) from investment operations	(0.31)		2.52		5.14	(0.09)	(1.29)	4.31

Less distributions from:
Net investment income	(0.19)		(0.07)		(0.33)	(0.10)	—	(0.05)
Net realized gain	(1.56)		(2.66)		—	—	(2.60)	—
Total distributions	(1.75)		(2.73)		(0.33)	(0.10)	(2.60)	(0.05)

Net asset value, end of period/year	$17.20		$19.26		$19.47	$14.66	$14.85	$18.74
Total return(b)	(2.17	)%(g)	14.24%		35.55%	(0.58)%	(9.11)%	29.81%

Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$58,206		$59,978		$61,690	$63,225	$93,219	$137,682

Net investment income (loss)	1.07	%(h)	1.24%		0.10%	2.22%	0.25%	(0.04)%

Total expenses(c)	1.21	%(h)	1.22%		1.21%	1.22%	1.20%	1.15%
Net expenses(d)(e)	1.05	%(h)	1.05%		1.07%	1.08%	1.08%	1.09%

Portfolio turnover rate	30	%(g)	87	%(f)	125%	130%	149%	131%

(a)	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

(e)	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

3/31/2026	9/30/2025	9/30/2024	9/30/2023	9/30/2022	9/30/2021
1.05%	1.05%	1.07%	1.07%	1.08%	1.09%

(f)	Portfolio Turnover excludes investments that were purchased/sold to realign the portfolios.

(g)	Not annualized.

(h)	Annualized.

FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference.

The Fund’s Annual and Semi-Annual Reports, when available, provide shareholders with additional information about their investments. The Annual Report discusses the market conditions and strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports, or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

(800) 922-4104

This Prospectus, the SAI, and the most recent shareholder reports are also available without charge on the Fund’s website at www.naafunds.com or upon written request to the Fund at:

NAA Allocation ETF
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-23945

Statement of Additional Information

November 3, 2026

This Statement of Additional Information (“SAI”) provides information relating to the following series of New Age Alpha Funds Trust (the “Fund”) and the respective classes thereof:

Fund Name	Ticker Symbol
NAA Allocation ETF	HFA

Listed on Cboe BZX Exchange, Inc.

Series of
NEW AGE ALPHA FUNDS TRUST
555 Theodore Fremd Avenue, Suite A101
Rye, New York 10580

This SAI should be read in conjunction with the Prospectus for the Fund dated November 3, 2026, which may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling toll-free (800) 922-4104, or by visiting the Fund’s website at www.naafunds.com.

Table of Contents

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	4
INVESTMENT RESTRICTIONS	15
CALCULATION OF SHARE PRICE	16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	17
SPECIAL SHAREHOLDER SERVICES
MANAGEMENT OF THE TRUST	25
INVESTMENT ADVISER	30
PORTFOLIO TRANSACTIONS	32
THE DISTRIBUTOR	33
OTHER SERVICE PROVIDERS	34
GENERAL INFORMATION	35
ADDITIONAL TAX INFORMATION	38
FINANCIAL STATEMENTS	46
APPENDIX A – TRUST PROXY VOTING POLICIES & PROCEDURES	A-1
APPENDIX B – ADVISER PROXY VOTING POLICY	B-1
APPENDIX C – DESCRIPTION OF SECURITIES RATINGS	C-1

STATEMENT OF ADDITIONAL INFORMATION

The Fund is a separate series of New Age Alpha Funds Trust (the “Trust”), an open-end management investment company. The Trust was organized as a Delaware statutory trust on February 20, 2024. The Fund is a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust also offers separate series which are described in another statement of additional information.

Effective as of the close of business on or about December 4, 2026, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the Fund received all of the assets and liabilities of NAA Allocation Fund (the “Predecessor Fund”), a series of the Trust organized as a mutual fund. The Predecessor Fund’s investment objective and fundamental policies were identical to those of the Fund, and the Predecessor Fund’s investment strategies were substantially similar to those of the Fund, which had no operations prior to the Reorganization. For financial reporting purposes, the Predecessor Fund’s operating history before the Reorganization is reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America (“GAAP”).

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) manages the Fund’s investments. For further information on the Fund, please call (800) 922-4104 or visit the Fund’s website at www.naafunds.com.

The Fund only offers, sells, and redeems shares on a continuous basis at NAV in large aggregations or “Creation Units.” The Fund’s shares are not individually redeemable.

Under the Declaration of Trust, the Board has the unrestricted right and power to alter the number of shares of the Fund that constitute a Creation Unit. Therefore, in the event of a termination of the Fund, the Board, in its sole discretion, could determine to permit the Fund’s shares to be individually redeemable. In such circumstances, the Trust might elect to pay cash redemptions to all shareholders with an “in-kind” election for shareholders owning in excess of a certain stated minimum amount.

Generally, the Fund sells and redeems Creation Units on an in-kind basis. Except for the limited circumstances specified in this SAI (see “Purchasing Creation Units—Custom Orders and Cash-in-Lieu,” below), investors will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Portfolio Deposits”), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (“Redemption Securities”). Under certain circumstances, the names and quantities of the instruments that constitute the Portfolio Deposits and the names and quantities of the instruments that constitute the Redemption Securities may not be identical. These instruments are referred to in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the net asset value (“NAV”) of a Creation Unit and the aggregate market value of the Creation Basket exchanged for a Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (“Cash Component”). Except when aggregated in Creation Units, shares are not redeemable securities.

The Fund may impose a transaction fee in connection with the purchase and redemption of its Creation Units. Such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Once “created,” the Fund’s shares trade in the secondary market at market prices that change throughout the day.

EXCHANGE LISTING AND TRADING

Shares of the Fund that are approved for listing and trading on the Cboe BZX Exchange, Inc. (the “Exchange”), subject to notice of issuance, will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business (“Business Day”). The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case with other publicly traded securities, your purchase or sale of Fund shares in the secondary market will be subject to brokerage commissions, which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) if any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to the Fund. Market declines may continue indefinitely, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Fund, can decline.

Equity Securities. The equity portion of the Fund’s portfolio will be comprised of U.S. common stock. In addition to U.S. common stock, the Fund’s equity investments may include preferred and foreign stock. The Fund’s equity investments may include securities traded on domestic exchanges or the over-the-counter (“OTC”) market. The prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue indefinitely, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by the Fund, will decline.

Common Stock. Common stock prices may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations are subject to the Fund potential loss. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all stocks, resulting in losses for the Fund.

Preferred Stock. Preferred stocks represent an ownership interest, providing the holder with specified claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock will drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the issuer’s activities, general market and economic conditions, interest rates, and industry-specific changes.

Warrants and Rights. The Fund may purchase warrants and rights or acquire ownership of such investments by owning common stocks.

Warrants are options to purchase equity securities at specific prices and are valid for a specific period. Rights are similar to warrants but have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, receive no dividends concerning the equity interests underlying the warrants or rights, and will have no rights concerning the issuer’s assets until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Swap Agreements. Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank, or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, fixed or variable interest rate, non-U.S. currency, or a “basket” of securities representing a particular index. The Fund customarily will enter into swap agreements based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by participants who have agreed to be bound by such standardized contracts.

The Fund will enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will be the net amount to be paid or received under the agreement based on the relative values of each party’s obligations upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued daily. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

During the term of a swap agreement, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in the value of the contract resulting from, among other things, interest on the contract’s notional value, market value changes in the underlying investment, and dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund, and the Fund may sustain a loss.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities, or index for a specified period. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, plus or minus an agreed-upon spread.

Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the agreements related to the transaction.

When the Fund invests in total return swaps, it will comply with the asset coverage requirements under the 1940 Act and the U.S. Securities Exchange Commission (the “SEC”) staff’s interpretation.

Risks of Swaps. Swap transactions are highly specialized activities involving investment techniques and risks different from those of ordinary portfolio securities transactions. Whether the Fund successfully uses swap agreements to achieve its investment goals depends on the ability of the Adviser to predict correctly which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates, or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts with terms greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, resulting in significant losses. Participants in the swap markets are not required to make continuous markets in their trade contracts. Participants could refuse to quote prices for swap contracts or quotes with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with many financial institutions utilizing standardized swap documentation as both principals and agents. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require greater subjectivity in their valuation.

While more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded, some swap agreements are not exchange-traded instruments but are traded OTC. As a result, swap participants in OTC traded swap agreements are not as protected as participants in organized exchanges. The performance of a swap agreement is the responsibility only of the swap counterparty and not any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such an agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund because of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies under the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for the Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness, and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Over recent years, legislation has been enacted to regulate the OTC derivatives markets, specifically credit default swaps. The Fund cannot predict the outcome or ultimate effect of this legislation. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from swap agreements or have adverse tax consequences.

Regulation of Derivatives and Certain Other Transactions. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on issuing “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the preceding, or any similar instrument under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle investments, unless the fund intends to settle the transaction and the transaction physically will settle within 35 days of its trade date.

Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit, or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its exposure to 10% of its net assets.

The Fund is a “limited derivatives user” that limits its derivatives exposure to less than 10% of its net assets.

Foreign Securities. The Fund may invest in securities of foreign issuers that trade on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. In registered form, ADRs are designed for U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the underlying security issuer and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is not obligated to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights concerning the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. The Fund intends to invest primarily in foreign securities listed on U.S. stock exchanges.

Investing in the securities of foreign issuers involves unique risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates, exchange control regulations, and capital controls. There may be less publicly available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing, financial reporting standards, or requirements comparable to those applicable to U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, denominated, or quoted in currencies other than the U.S. dollar. Therefore, to the extent the Fund invests in a foreign security, which is denominated or quoted in currencies other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Investment Companies. The Fund may occasionally invest in securities of other investment companies, both open-end and closed-end, including, without limitation, money market funds and exchange-traded funds (“ETFs”). Generally, under the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.

The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing money market fund shares. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment that the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders about the voting of all proxies concerning its investment in such securities and vote such proxies only by the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. If there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, the Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and costs.

ETFs. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed under a specific investment strategy, similar to other non-index-based investment companies. ETFs are traded on a securities exchange based on their market value. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges. They can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

An investment in an ETF presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of security prices or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to other registered investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; or (v) activation of “circuit breakers” (which are tied to significant decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The investment companies in which the Fund invests may have adopted certain investment restrictions different from the Fund’s. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry.

Because ETFs bear various fees and expenses, the Fund will pay a proportionate share of these expenses and transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low compared to other investment companies. ETFs do not charge initial sales loads or redemption fees; investors pay only customary brokerage fees to buy and sell ETF shares.

The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations, and any applicable exemptive relief. It is the Fund’s policy that if shares of the Fund are purchased by another fund (including any other registered open-end investment company advised by the Adviser or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The Fund may invest in other registered investment companies, such as mutual funds, closed-end funds, exchange-traded funds, and business development companies (an underlying fund) over statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

Leveraged and Inverse ETF Risk. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer greater returns, the potential for loss and the speed at which losses can be realized are also greater.

Leveraged and inverse ETFs “reset” over short periods, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily). They are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or be less tax-efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered riskier investments than traditional ETFs.

Options. The Fund may buy and sell options for several purposes, including hedging, investment, or speculative purposes. For example, the Fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline or to establish a position in the securities market as a substitute for purchasing individual securities. Buying puts and writing covered calls may be used to hedge the Fund’s portfolio against price fluctuations. Buying call options increases the Fund’s exposure to the securities market. The Fund may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as the writer of the option. The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but if its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option. It must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Special Risk Factors of Options. Transactions in derivative instruments such as options involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments prices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

The Fund’s use of certain derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, meet redemption requests, or meet asset segregation requirements when it may not be advantageous. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable it to achieve its investment objective.

The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument, and the Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. Certain purchased OTC options and assets used as cover for written OTC options may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to the Fund.

Money Market Instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”), and shares of money market investment companies.

Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable to pay interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank.

A Certificate of Deposit (“CD”) is a bank’s unsecured interest-bearing debt obligation. CDs acquired by the Fund would be $100,000 or more.

Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity ranges from two (2) to two hundred and seventy (270) days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.

Master Notes are unsecured obligations redeemable upon the holder’s demand and permit the investment of fluctuating amounts at varying interest rates. Master Notes are acquired by the Fund only through the Master Note program of the custodian acting as administrator. The Adviser will continuously monitor the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements. A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. Government obligation) from a counterparty (e.g., the Fund) with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer). The Fund’s initial purchase is a loan to the counterparty that is collateralized by the security (and securities substituted for them under the repurchase agreement). The Fund must return the security to the counterparty when the counterparty repurchases it later and at a higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon market interest rate effective for the period during which the repurchase agreement is in effect. Delivery under the resale normally will occur within one to seven days of the purchase. Repurchase agreements are “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to continuously monitor the value of the collateral, serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed-upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount that is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days. The Fund must comply with SEC Rule 18f-4 when engaging in reverse repurchase agreements or dollar roll transactions.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). There is No assurance that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future other than as set forth above since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC, or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in or are secured by and payable from mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Investment dealers and vendors typically quote yield on pass-through securities based on the underlying instruments’ maturity and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early principal payments on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is impossible to accurately predict a particular pool’s average life. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. However, it may vary depending on various factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the prepayment rate tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present or may differ in degree if the pool’s mortgage loans have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Repayments may be reinvested at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is usually some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participation in or are secured by and payable from assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and particular purpose corporations. Payments or distributions of principal and interest may be guaranteed up to specific amounts and for a certain period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present risks not presented by other securities in which the Fund may invest. Automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are unsecured, and the debtors are entitled to the protection of several state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures. The Fund may invest in structured notes, bonds, and debentures. Typically, the value of the principal and interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that, in certain circumstances, no principal is due at maturity and may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in the interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Mezzanine Securities Risk. Mezzanine securities are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans, and non-investment grade bonds. However, unlike senior loans and second-lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities, therefore, are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Zero-Coupon Securities Risk. While interest payments are not made on such securities, holders are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond. Still, at the same time, it eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities currently pay interest. Longer-term zero-coupon bonds are more exposed to interest rate risk than shorter-term zero-coupon bonds. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing to generate the cash to satisfy these distributions. The required distributions may increase the Fund’s exposure to zero-coupon securities. During severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase when they are held in the Fund’s portfolio.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions. When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from and be more limited than those held by the assigning lender.

Participation in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will hurt the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities to value the Fund’s portfolio and calculate its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not the Borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will hurt the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities to value the Fund’s portfolio and calculate its net asset value.

Corporate Debt Securities. The Fund’s fixed-income investments may include corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion. In addition, the Fund’s debt securities may include lower-rated debt securities, including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P, or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are considered speculative and subject to significant non-payment risks of interest and principal. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its analysis of factors establishing creditworthiness. See Appendix C of this SAI for a discussion of securities ratings.

Collateralized Loan Obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from the risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered, sold, and not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs, allowing a CLO to qualify for transactions under Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry additional risks, including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk concerning such payments. Certain CLOs may receive credit enhancement through a senior-subordinate structure, over-collateralization, or bond insurance. Still, such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Illiquid Investments. The Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may hurt the marketability of portfolio investments, and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Trust’s Board, the Adviser determines the liquidity of the Fund’s investments, and through reports from the Adviser, the Trustees monitor investments in illiquid investments. If, through a change in values, net assets, or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If the Fund invests in investments for which there is no ready market, the Fund may not be able to sell such investments readily. Such investments are unlike those traded in the open market, which can be expected to be sold immediately if the market is adequate. Once realized, the sale price of illiquid investments may be lower or higher than the Adviser’s most recent estimate of their fair market value. Less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that can be sold in privately negotiated transactions, under an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale under Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted securities normally reflect a discount, which may be significant, on the market price of comparable securities for which a liquid market exists.

Borrowing Money. To the extent permitted under the 1940 Act, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves creating a liability requiring the Fund to pay interest. If the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if the Fund’s current investment income were insufficient to meet the interest expense of borrowing, it could be necessary to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Board. The Adviser will consider all relevant facts and circumstances to determine whether the Fund will lend securities. The Fund may not lend securities to any company affiliated with the Adviser. Each securities loan will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

During the loan, the borrower must maintain with the Fund collateral in the form of cash or cash equivalents or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan, or the Fund will be paid a premium. Loans are subject to termination at the option of the Fund or the borrower; at any time, the Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights concerning the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies or to use other practicable and legally enforceable means to obtain voting rights when the Adviser believes a material event affecting the loaned securities will occur, or the Adviser otherwise believes it necessary to vote.

Operational Risk. Investing in the Fund involves operational risk from processing errors, human errors, inadequate or failed internal or external processes, systems and technology failures, personnel changes, and errors caused by third-party service providers. Any failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage, or other events that could adversely affect the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A cybersecurity breach refers to intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary, or private personal information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary, or private personal information, or various other operational disruptions. Successful cybersecurity breaches of the Fund and the Fund’s investment adviser, distributor, custodian, transfer agent, or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund relies on third-party service providers for many day-to-day operations and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will successfully protect against cybersecurity breaches.

Economic and Regulatory Risks. Domestic and foreign governments and agencies often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include but are not limited to, lowering corporate and personal tax rates, and launching simulative government spending programs designed to improve the national economy or sectors thereof. Government agencies, including central banks, may pursue supporting policies that include but are not limited to setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies may also attempt to slow economic growth if the pace of economic growth is perceived as too great and poses a long-term risk to the economy or a sector thereof. In each instance, the actions may be less successful than anticipated or have unintended adverse consequences. Investor perception that such efforts are failing could negatively affect securities markets, resulting in higher interest rates, increased market volatility, and reduced value and liquidity of certain securities, including securities held by the Fund.

In addition, governments and agencies thereof may enact additional regulations or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potentially broad scope and sweeping nature of some regulatory actions, a regulatory action’s potential impact on securities held by the Fund may be difficult to determine. It may not be fully known for an extended period. Accordingly, regulatory actions could adversely affect the Fund.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary from year to year and within a particular year and may be affected by cash requirements for redemption of shares. Higher portfolio turnover rates will result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Fund’s investment objective and investment strategies, which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy:

1. Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules, and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2. Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as an underwriter, except that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Real Estate. The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5. Commodities. The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6. Loans. The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7. Concentration. The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules, and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Concerning the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities. However, it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Under current law as interpreted by the SEC and its staff, the Fund may borrow from (a) a bank, provided that immediately after such borrowing, there is an asset coverage of 300% for all borrowings of the Fund, or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund, under Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation concerning issuing senior securities does not apply to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder.

SEC Rule 18f-4 governs an investment company’s use of derivatives and other similar transactions. Under Rule 18f-4, the Fund’s trading of derivatives and other similar transactions that create future payment or delivery obligations is subject to value-at-risk leverage limits, derivatives risk management program, and reporting requirements unless the Fund satisfies a “limited derivatives users” exception that is included in the rule.

The Fund that invests in derivatives to achieve its investment objective will assess such when determining compliance with its concentration policy by considering the economic exposure created by such derivatives. Specifically, when the Fund utilizes derivatives to achieve its investment objectives, it will treat the underlying asset, asset class, or reference entity of the derivative as if it were held directly by the Fund for purposes of determining compliance with its concentration policy. This approach ensures that the Fund’s investments, whether direct or through derivatives, remain consistent with the stated concentration policy, thereby reflecting the Fund’s intended exposure to specific industries or sectors.

CALCULATION OF SHARE PRICE

For computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available; otherwise, at the mean of the most recently quoted bid and ask prices.

The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 under the 1940 Act, subject to its oversight. If market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith by the valuation designee by procedures adopted by the Board.

Fixed-income securities are normally valued based on the prices obtained from independent third-party pricing services approved by the valuation designee. These prices are generally determined with consideration given to institutional bid and last sale prices, other security prices, yield, maturity, call features, ratings, institutional-sized trading in similar groups of securities, and developments related to specific securities.

U.S. Government securities are valued by independent third-party pricing services, the last traded fill price, or the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields, or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset, in which case it will be valued using independent third-party pricing services.

CLOs, CDOs, MBS, ABS, and other structured finance securities are valued using an independent third-party pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts are approximate to market value.

Equity securities listed or traded on a recognized U.S. securities exchange or the NASDAQ National Market System are generally valued based on the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The futures contracts are valued based on the last sale price at 4:00 p.m. on the valuation date. If the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the exchange’s official settlement price. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if a fair valuation would be more accurate.

The value of interest rate swap agreements entered into by the Fund is based on the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by the Fund are valued using an evaluated price provided by an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that use broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan or is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued by the Adviser.

Trading in foreign securities markets is substantially completed each day at various times before the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars based on the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors, which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Trust’s and the Adviser’s Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.

The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which independent third-party pricing services provide market quotations as of a time that is before the time when the Fund determines its NAV. In each case, there can be no assurance that significant events will be identified.

One or more pricing services will be utilized to determine the fair value of the Fund’s securities. The methods used by independent pricing services and the quality of valuations so established are reviewed by the valuation designee and the Fund’s administrator (“Ultimus” or the “Administrator”). Valuations provided by independent third-party pricing services are based on methods designed to approximate the amount the Fund could reasonably expect to receive upon selling the portfolio security or asset. When providing valuations to the Fund, independent third-party pricing services use various inputs, methods, models, and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. A Fund may also use third-party service providers to model certain securities to determine fair market value. While the Fund’s use of fair valuation is intended to result in the calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will approximate the amount the Fund would realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s securities and assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs that support such quotes. Significant changes to a quote from a broker-dealer would result in significant changes in the security’s fair value.

Proportions of the Fund’s fair-valued investments vary from time to time, and the Fund may fair value a significant amount of its portfolio securities and assets. The Fund’s shareholder reports contain more information about the Fund’s fair valued holdings. Investors should consult these reports for additional information. For underlying funds in which the Fund may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each prospectus.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund sells and redeems shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 shares for the Fund. The Board may declare a split or a consolidation in the number of shares outstanding of the Fund or Trust and make a corresponding change in the number of shares in a Creation Unit.

AUTHORIZED PARTICIPANTS

Only Authorized Participants that have entered into agreements with the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

TRANSACTION FEES

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). The Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$300	2.00%

* As a percentage of the amount invested.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services.

THE CLEARING PROCESS

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

FOREIGN SECURITIES

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

PURCHASING CREATION UNITS

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or its agent through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.” The Fund may enter into other types of Custom Orders.

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, Funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, Funds with hard-to-find securities, particularly fixed-income Funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the Fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions, and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2) when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Fund reserves the right to settle redemption transactions on a basis other than T+2 but by T+7, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market. In addition, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with shares. Texas shareholders who wish to appoint a representative should notify their broker-dealer to obtain a form for providing written notice.

REDEEMING A CREATION UNIT

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser or an agent through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

In certain circumstances, allowing purchases and redemptions of Creation Units to differ from a pro rata representation or allowing the use of different baskets could benefit the Fund and its shareholders. For example, Funds without basket flexibility are required to include a greater number of individual securities within their basket when transacting in kind, making it more difficult and costly for Authorized Participants to assemble or liquidate baskets. This could result in wider bid-ask spreads and potentially less efficient arbitrage. In addition, Funds with hard-to-find securities, particularly fixed-income Funds, may be forced to satisfy redemption requests entirely in cash in order to avoid losing hard-to-find securities and to preserve the Fund’s ability to achieve its investment objectives. Funds that meet redemptions in cash would be required to maintain larger cash positions to meet redemption obligations, potentially resulting in a cash drag on the Fund’s performance to the detriment of shareholders. The use of cash baskets also may be less tax-efficient than using in-kind baskets to satisfy redemptions, and may result in additional transaction costs for the purchase and sale of portfolio holdings.

In order to protect against overreaching and other abusive practices in circumstances where the Fund uses a basket that does not reflect a pro rata slice of the Fund’s portfolio holdings, the Fund has the right, in its sole discretion, to accept or utilize “custom baskets” in accordance with the requirements of Rule 6c-11 under the 1940 Act, including adopting policies and procedures governing the construction of baskets and the process used for the acceptance of baskets generally. The Fund’s policies and procedures set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including: (1) the circumstances under which the basket may omit positions that are not operationally feasible to transfer in kind; (2)

when the Fund would use representative sampling of its portfolio to create its basket; (3) how the Fund would sample in those circumstances; and (4) the process for any revisions to, or deviations from, those parameters. In addition, the Fund’s policies and procedures also specify the titles or roles of the employees of the Fund’s Adviser who are required to review each custom basket for compliance with those parameters.

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

BOOK ENTRY ONLY SYSTEM

The information below supplements disclosure in the Prospectus regarding the book entry system. This information should be read in conjunction with the disclosure included in the Prospectus.

DTC acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Generally, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the Fund’s shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Fund’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of the Fund’s shares. The Trust recognizes DTC or its nominee as the record owner of the Fund’s shares for all purposes. Beneficial Owners of the Fund’s shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of the Fund’s shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. DTC will make available to the Trust upon request and for a fee a listing of the Fund’s shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding the Fund’s shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.

In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of the Fund’s shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the Fund’s shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to any Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of the Fund’s shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

MANAGEMENT OF THE TRUST

Overall responsibility for managing and supervising the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to supervise the Trust’s day-to-day operations actively. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Board oversees the management of the Trust under the laws of the State of Delaware and applicable federal law. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served, their principal occupation(s) during the past five years, and any other directorships held by the Trustee. The business address of each Trustee is c/o New Age Alpha, 555 Theodore Fremd Avenue, Suite A101, Rye, New York, 10580.

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex* overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees
Richard C. Butt Year of Birth: 1956	Trustee since inception	Consultant (2023 – Present); Chief Financial Officer, Greenbacker Group LLC, Greenbacker Renewable Energy Company LLC and affiliated entities (2013 - 2022).	17	New Age Alpha Trust (2020 - 2023)
Colin W. Devine Year of Birth: 1959	Trustee since inception	Principal, C. Devine & Associates (consulting services to the insurance and investment management sectors) (2012 – Present); Research Fellow, Alliance for Lifetime Income (2016 - Present).	17	None.
Jeremy O. May Year of Birth: 1970	Trustee and Chairman since inception	Chief Executive Officer, Paralel Technologies LLC (2020 - Present); Chief Operating Officer, Magnifi LLC (2020 - Present); Director, University of Colorado Foundation (2006 – 2024); Director, A.V. Hunter Trust (2018 - Present).	17	Russell Investment Company and Russell Investment Funds (40 funds) (since 2021); Bow River Capital Evergreen Fund (since 2021); New Age Alpha Trust (2020 – 2023); Reaves Utility Income Fund (2009 – 2021); ALPS Series Trust (2015 - 2021);.
Interested Trustee
Armen Arus** Year of Birth: 1972	Trustee since inception	Co-Founder and Chief Executive Officer, New Age Alpha, LLC (2018 - Present); Chief Executive Officer, New Age Alpha Advisors, LLC (2019 - Present)	17	New Age Alpha Trust (2020 - 2023)

*	Each Trustee also serves on the board of trustees of New Age Alpha Variable Funds Trust. Together with the Trust, these funds are referred to as the Fund Complex.

**	Mr. Arus is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Adviser.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years
Executive Officers:
Keith D. Kemp Year of Birth: 1960	Since inception	President and Treasurer	Senior Managing Director, New Age Alpha, LLC (2023 - Present); Managing Director, New Age Alpha, LLC (2019 – 2022); Director, New Age Alpha Fund SPC, Ltd. (2020 - Present); Director, New Age Alpha Master Fund SPC, Ltd. (2020 - Present).
Brian Curley Year of Birth: 1970	Since inception	Assistant Treasurer	Vice President, Ultimus Fund Solutions, LLC (2020 - Present); Vice President, Gemini Fund Services, LLC (2015 - 2020).
Charles Black Year of Birth: 1979	Since inception	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Managing Director and Head of Compliance Services (2023 – Present), Vice President and Head of Compliance Services (2021 – 2023) and Director of Compliance Services (2019 - 2021) at CCO Technology, LLC (d/b/a Joot).
Bernard Brick Year of Birth: 1974	Since February 2026	Secretary	Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2022 - Present); Vice President and Senior Counsel, State Street Bank and Trust Company (2011 - 2022).
Michael Semack Year of Birth: 1970	Since inception	Assistant Secretary	Senior Managing Director, General Counsel, and Chief Compliance Officer, New Age Alpha, LLC and New Age Alpha Advisors, LLC (since 2018).

Leadership Structure and Qualifications of Trustees. The Board consists of four Trustees, including three Independent Trustees. The Board is responsible for overseeing the Trust’s series of funds, the investment adviser, and the Trust’s other service providers in the operation of the Trust under the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year, usually in person (although meetings may be telephonically as permitted by the 1940 Act). In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any management representatives.

Board Leadership. The Board is led by its Chairman, Mr. May, who is also an Independent Trustee. The Chairman presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information management provides to the Trustees. The Chairman works closely with Trust counsel and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the Fund’s daily operations, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman, is appropriate and in the Trust’s best interests. The Board is comprised of trustees with a diversity of experience, knowledge, and skills, including familiarity with investment companies and their advisers. Further, the Board chairman is independent and has extensive experience overseeing mutual funds and their service providers. The Board also believes its leadership structure facilitates the orderly and efficient flow of information from Trust management to the Independent Trustees.

Board Committees. The Board has established the following standing committees:

Audit Committee. All the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accountants on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates under an Audit Committee Charter and meets periodically as necessary. Mr. Butt is the Chairperson of the Audit Committee and presides at its meetings. The Audit Committee met four times during the Trust’s fiscal year ended September 30, 2025.

Nominating and Corporate Governance Committee (the “Nominating Committee”). The Nominating Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees. In selecting and nominating persons to serve as Independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. All the Independent Trustees are members of the Nominating Committee. Mr. Devine is the Chairperson of the Nominating Committee and presides at its meetings. The Nominating Committee met once during the fiscal year ended September 30, 2025.

Qualifications of the Trustees. The Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to the oversight of the Trust’s affairs. Based on each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, the Board has concluded that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications, including, among other things, the experience identified in the “Trustees and Executive Officers” table and as follows:

Independent Trustees

Richard C. Butt. Mr. Butt previously served as the Chief Financial Officer of Greenbacker Group LLC, Greenbacker Renewable Energy Company LLC, and their affiliates from November 2013 through December 2022. Mr. Butt has held a variety of senior management positions for global investment and financial institutions throughout his career, including President and Chief Executive Officer of P3 Global Management LLC, a firm focused on investing in municipal infrastructure assets, from July 2012 to August 2013, and President of Macquarie Capital Investment Management LLC from August 2006 to January 2011. Mr. Butt is a Certified Public Accountant (Inactive) and previously worked at PricewaterhouseCoopers LLP and KPMG. Mr. Butt holds a B.A. in Management Science from Duke University.

Jeremy O. May. Mr. May is the Chief Executive Officer of Paralel Technologies LLC and the Chief Operating Officer of Magnifi LLC, both fintech companies providing technology to asset management and wealth management companies. Mr. May also has nearly 20 years of experience serving on the boards of investment companies, including registered closed-end and open-end funds. Mr. May serves on the Board of Directors of the University of Colorado Foundation from 2006 to 2024 and was Chairman of the Finance and Operations Committee. Mr. May also serves on the Board of Directors of the A.V. Hunter Trust, the oldest private foundation in Colorado. From 1995 through June 2019, Mr. May worked for ALPS Holdings, Inc. Mr. May was President of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. and was Executive Vice President of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May holds a B.S. in Business Administration from the University of Colorado.

Colin W. Devine. Mr. Devine is the Principal at C. Devine & Associates, advising high-growth InsurTech and technology-enabled service businesses. Mr. Devine has more than 30 years of experience in the insurance and investment management industries. He is also a Research Fellow for the Alliance for Lifetime Income, an affiliation of 24 leading financial services companies focused on helping to educate Americans on the risk of outliving their savings so they can enjoy their retirement lives. Mr. Devine serves on the board of Clearwater Marine Aquarium, a non-profit organization based in Clearwater, Florida. Mr. Devine is a Chartered Financial Analyst, Chartered Professional Accountant, and a Certified Financial Planner. He holds an MBA in Finance from the Schulich School of Business at York University and a Bachelor of Science in Biology from the University of Guelph.

Interested Trustee

Armen Arus. Mr. Arus is the Co-Founder and Chief Executive Officer of New Age Alpha, LLC, the parent company of the Adviser, and the Chief Executive Officer of the Adviser. Mr. Arus was the Co-Founder and Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisers, LLC from June 2003 to July 2017, where he developed and introduced a groundbreaking, unique, and powerful “Required Business Performance” investment process that combined the alpha-generating potential of active fundamental research with the fully transparent, rules-based methodology of index portfolios. Mr. Arus served as President of Transparent Value Trust from 2010 to 2015. Mr. Arus holds a B.S. in Business from New York University.

References above to the qualifications, attributes, and skills of Trustees are under requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or the Board by reason thereof.

Risk Oversight. The daily business of the Fund, including the management and administration of the Fund and the risks arising from the Fund’s investments and operations, is performed by third-party service providers, primarily the Adviser and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and, thus, has oversight responsibility concerning the risk management functions performed by those service providers. Risks to the Fund and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk, operational risk, and the overall business risk relating to the Fund. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could adversely affect the Fund’s business, operations, investment performance, or reputation. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures, and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and, consequently, for managing risks associated with that activity. Each of the Adviser, the Distributor, and other service providers has its independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions, and business models. Accordingly, Board oversight of different types of risks may be handled differently. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Fund directly and through its established committee structure, including the Audit Committee and the Nominating Committee. These committees assist in the Board’s oversight functions, including its oversight of the Fund’s risks. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. Each committee reports its activities to the Board regularly, as applicable. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer and its independent registered public accounting firm, as applicable. In this connection, the Board requires the Trust’s officers to report various matters at regular and special meetings of the Board and its committees, including matters relating to risk management. At least annually, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Fund. Concerning valuation, the Adviser serves as the valuation designee in performing fair value determinations of the Fund’s securities and other assets under Rule 2a-5 under the 1940 Act. The Board has approved the Fund’s valuation policy and procedures and the Adviser’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Fund’s securities and other assets, which the Board periodically reviews. At least annually, the Board reviews a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and receives periodic and prompt reporting on fair value matters from the valuation designee under the Trust’s valuation policy and procedures. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”), which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board oversees the Fund’s use of derivatives under Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, concerning the Fund that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and more frequent reports regarding certain derivatives risk matters. For the Fund that is classified as a limited derivatives user fund (each a “LDU Fund”), the Board oversees the Fund’s derivatives risks through, among other things, receiving written reports by the Adviser regarding any LDU Fund’s exceedance of the derivatives exposure threshold outlined in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information on a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Distributor, and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that the Adviser advises. The role of the Board and any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities. As a result of the preceding and other factors, the Board’s risk management oversight is subject to limitations. The Board may change how it administers its risk oversight function at any time and its discretion.

Trustees’ Ownership of Fund Shares. As of December 31, 2025, the Trustees beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below. If the Fund is not shown for a Trustee, the Trustee did not beneficially own shares of the Fund as of December 31, 2025.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex*
Independent Trustees
Richard C. Butt	N/A	None	None
Colin W. Devine	N/A	None	None
Jeremy O. May	N/A	None	None
Interested Trustee
Armen Arus	N/A	None	$50,001 - $100,000

*	Each Trustee also serves on the board of trustees of New Age Alpha Variable Funds Trust. Together with the Trust, these funds are referred to as the Fund Complex.

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially, or of record securities of the Adviser, the Distributor, or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer, or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective January 1, 2026, each Independent Trustee receives a $75,000 annual retainer, payable quarterly in either cash or shares of the Fund, for serving as an Independent Trustee of the Fund Complex. Before January 1, 2026, each Independent Trustee received a $60,000 annual retainer, payable quarterly in either cash or shares of the Fund, for serving as an Independent Trustee of the Fund Complex. The Fund Complex reimburses each Trustee and officer for their travel and other expenses incurred by attending meetings. The following table describes the compensation paid to the Trustees for the fiscal year ended September 30, 2025.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from All Funds Within the Fund Complex
Independent Trustees
Richard C. Butt	None	None	None	$60,000
Colin W. Devine	None	None	None	$60,000
Jeremy O. May	None	None	None	$60,000
Interested Trustee
Armen Arus	None	None	None	None

Principal Holders of Voting Securities. As of the date of this SAI, the Trustees, and officers of the Trust, as a group, beneficially owned (i.e., had direct or indirect voting and investment power) less than 1% of the then-outstanding shares of the Fund. As of the date of this SAI, no persons were deemed to be control persons or principal shareholders of the Fund because the Fund has not commenced operations.

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. Those shareholders’ votes could have a more significant effect on matters presented at a shareholders’ meeting than the votes of other shareholders.

INVESTMENT ADVISER

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), serves as the Fund’s investment adviser according to the Advisory Agreement dated June 4, 2024. Subject to the Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser is controlled by New Age Alpha LLC. The Adviser is located at 555 Theodore Fremd Ave., Suite A-101, Rye, New York 10580.

The Advisory Agreement is effective for annual terms so long as such renewal is specifically approved by the Board or by a vote of a majority of the applicable Fund’s outstanding voting securities, provided a majority of the Independent Trustees also approve the continuance. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by a vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Under the Investment Advisory Agreement, for its services, the Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of 0.95% of the average daily net assets of the Fund.

Under an expense limitation agreement between the Trust and the Adviser with respect to the Fund, the Adviser has contractually agreed, until January 31, 2028, to reduce the Management Fee and reimburse other expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses (if any)) to an amount not exceeding 0.99% of the average daily net assets of the Fund in the table below.

Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The Adviser manages the Fund’s investments per the Fund’s stated investment objective and policies, subject to the oversight of the Board. The Adviser is responsible for investment decisions and provides the Fund with portfolio managers to execute purchases and sales of securities and investments. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty concerning receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount outlined in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers. The Fund is managed by Armen Arus, Julian Koski, Konstantin Tourevski, Gennadiy Khayutin, Hugo Chang, and Burak Hurmeydan (collectively, the “Portfolio Managers”), who are responsible for daily implementing investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Trust, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of and total assets in other accounts as of December 31, 2025.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Armen Arus	Registered Investment Companies	9	$1,093,715.91	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	0	0	$0
Julian Koski	Registered Investment Companies	9	$1,093,715.91	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	0	0	$0
Hugo Chang	Registered Investment Companies	9	$1,093,715.91	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Konstantin Tourevski	Registered Investment Companies	9	$1,093,715.91	0	$0
	Other Pooled Investment Vehicles	2	$255,212,431.09	2	$255,212,431.09
	Other Accounts	4	$15,995,523.25	0	$0
Burak Hurmeydan	Registered Investment Companies	9	$1,093,715.91	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Gennadiy Khayutin	Registered Investment Companies	9	$1,093,715.91	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$15,995,523.25	0	$0

Potential Conflicts of Interest

Other Accounts. The Portfolio Managers’ management of other pooled investment vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where an Other Account has the same investment objective as the Fund, is compared to the same index as the Fund, or otherwise holds, purchases, or sells securities that are eligible to be held, purchased, or sold by the Fund. In such conditions, the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing, and market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of the Other Accounts and the disadvantage of the Fund or vice versa. Further differences in the compensation structures of the Adviser with the Other Accounts may give rise to a conflict of interest by creating an incentive for the Portfolio Managers to allocate investment opportunities they believe might be the most profitable to the client accounts where the Adviser might benefit the most from the investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Investment Opportunities. The Fund’s investment objectives, strategies, and restrictions may be the same or substantially similar to one or more Other Accounts. As a result, the Adviser must allocate investment opportunities between the Fund and those Other Accounts. In many cases, the Fund and Other Accounts may all participate in opportunities to buy or sell a liquid security, and the Adviser will buy or sell the same security for the Fund and Other Accounts simultaneously. However, this may not always be the case: the Adviser may determine to buy or sell different securities for some accounts than other accounts or buy or sell the same securities for some accounts at different times or in different proportions than others. This may be due to, among other things, limitations on the availability of particular opportunities, differences in investment objectives or strategies, other factors affecting the appropriateness or suitability of particular transactions for particular accounts, differences in accounts’ cash availability or ability to borrow, and differences in redemptions or withdrawals or new share purchases or capital contributions. As a result, at any time, the Fund’s portfolio may differ from that of Other Accounts with similar or overlapping investment objectives or strategies.

Compensation. The Portfolio Managers are not compensated directly by the Fund. Rather, they receive a salary from the Adviser. As such, the performance and asset levels of the Fund will directly affect the profits of the Adviser (and indirectly, the total compensation paid to the Portfolio Managers).

Ownership of Fund Shares. The table below shows the value of shares of the Predecessor Fund beneficially owned by a Portfolio Manager of the Fund as of December 31, 2025, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Armen Arus	C

Julian Koski	A

Gennadiy Khayutin	E

Konstantin Tourevski	C

Hugo Chang	A

Burak Hurmeydan	A

PORTFOLIO TRANSACTIONS

Under the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and per the Fund’s investment objective, policies, and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are principal transactions with dealers. Concerning the OTC market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better prices and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek the best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders effectively at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for equity transactions on behalf of the Fund. The information so received is in addition to and not instead of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients. Conversely, supplemental information obtained by placing brokerage orders with other clients may be useful to the Adviser in carrying out its obligations to the Fund. While the Adviser seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the preceding, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission above that which another broker might have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received through written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research-related (i.e., not related to the making of investment decisions). Where a research product or service has mixed-use, the Adviser will make a reasonable allocation according to its use and pay for the non-research function in cash using its funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distributing shares of the Fund according to a Distribution Agreement. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

Arrangements With Broker/Dealers and Others. From time to time, the Adviser will sometimes pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and certain other funds managed by the Adviser. The Distributor, or the Adviser, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and shareholder services and programs regarding one or more of the funds managed by the Adviser. In addition, the Adviser or Distributor may sponsor training or education meetings at various locations. In connection with such meetings, it is expected that the Adviser or Distributor will pay the travel, lodging, and other expenses of representatives of the dealers in attendance. The Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. These arrangements will not change the price an investor will pay for shares or the amount the Fund will receive from such a sale. No compensation will be offered to the extent that the laws of any state or self-regulatory agency, such as FINRA, prohibit it.

Other Distribution or Service Arrangements. The Adviser, Distributor, or their affiliates, out of their resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Adviser or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees, and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue-sharing arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus, and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation is paid to intermediaries that provide services to the Fund and shareholders in the Fund, including (without limitation) shareholder servicing, marketing support, and access to sales meetings, sales representatives, and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take various forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue-sharing payments may be structured (1) as a percentage of net sales, (2) as a percentage of net assets, and (3) as a fixed dollar amount.

The Distributor may enter into revenue-sharing arrangements with other financial intermediaries and modify existing ones.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge. From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example, (1) occasional gifts, (2) occasional meals, tickets, or other entertainment, and (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries regularly to educate them about the Fund and encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment, and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Fund, and revenue-sharing arrangements for selling shares of the Fund may be more or less than the overall compensation or reimbursement received by brokers or other financial intermediaries on similar or other products. It may influence your broker or other financial intermediary to present and recommend the Fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interest that such arrangements may create, from their brokers and other financial intermediaries. They should inquire if they would like additional information. A shareholder may ask their broker or financial intermediary how they will be compensated for investments made in the Fund.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant. Ultimus Fund Solutions (“Ultimus” or the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator and fund accountant (the “Fund Accountant”) to the Trust, on behalf of the Fund under a Master Services Agreement dated December 4, 2026 (the “MSA”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the MSA, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assist and advise the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Ultimus receives fees from the Fund for its services as Administrator and Fund Accountant, and is reimbursed for certain expenses assumed under the MSA. The MSA has an initial term of three years and then renews automatically unless terminated under the contractual provisions. The MSA provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the MSA relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian and Transfer Agent. Brown Brothers Harriman & Co. (the “Custodian”), located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian and transfer agent to the Fund under a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund. Cohen & Company, Ltd. audits the Fund’s annual financial statements. Cohen & Co Advisory, LLC, will assist in preparing the Fund’s federal, state, and excise tax returns for the fiscal year ending September 30, 2027.

Legal Counsel. FinTech Law, LLC, 6224 Turpin Hills Drive, Cincinnati, OH 45244, serves as the Trust’s legal counsel.

Compliance Consulting Agreement. Under the terms of a Compliance Consulting Agreement with the Trust, CCO Technology, LLC (d/b/a Joot) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. Joot is a subsidiary of FinTech Law.

GENERAL INFORMATION

Other Payments by the Adviser. The Adviser or its affiliates, in their discretion, may make payments from their resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and in recognition of their distribution, marketing, administrative services, and processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor, or shareholders through the financial intermediary’s retail distribution channel and fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services or arrange with a third party to perform the services.

The Adviser or its affiliates may also pay financial intermediaries from their resources for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and presentation at conferences or seminars, sales or training programs, client and investor entertainment, and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment, and meals to the extent permitted by law.

Revenue-sharing payments may be negotiated based on various factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee, or other measures as determined from time to time by the Adviser or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees concerning purchases of shares or the provision of shareholder services.

Description of Shares. The Trust was organized as a Delaware statutory trust on February 20, 2024. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of the Fund. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro-rata share in the Fund’s net assets after considering additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights. Exclusive Forum. The Declaration of Trust provides that, unless the Trust consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if that court lacks jurisdiction, the Superior Court of the State of Delaware or, if no Delaware state court has jurisdiction, the United States District Court for the District of Delaware) is the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust or any Fund, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee of the Trust, (iii) any action asserting a claim arising under the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws, and (iv) any action asserting a claim governed by the internal affairs doctrine. This provision does not apply to any claim arising under the federal securities laws, and nothing in the Declaration of Trust waives or limits any right or remedy of a shareholder under the federal securities laws or any rule or regulation thereunder, including any provision that cannot be waived under Section 14 of the Securities Act of 1933, Section 29(a) of the Securities Exchange Act of 1934 or Section 47(a) of the 1940 Act. This provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable for disputes with the Trust, its Trustees, officers or employees, and may increase the costs of bringing such a claim. The Declaration of Trust provides that the Trustees may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and be subject to its liabilities. Share certificates representing shares will not be issued.

When issued and paid for, the shares of the Fund will be fully paid and non-assessable by the Fund. Certain classes of shares have conversion rights and features. In addition, shares have subscription, preference, conversion, exchange, or preemptive rights, as authorized by the Board from time to time and permitted under the Trust’s organizational documents and applicable law. All shares are transferable, redeemable, and assignable.

The Trust is an entity commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for their willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees, or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. As a separate series of the Trust, the Fund votes separately on matters affecting only that Fund. Shareholders of each Class of the Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders. Still, approval will be sought for certain changes in the operation of the Trust and the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust. If such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Regarding Board operations, actions may be taken without a meeting if the majority consents in writing. Also, Trustees are not expected to devote full time to Trust affairs and may be interested in other businesses or ventures.

Under the Declaration of Trust, the Board has the power to manage the Trust’s business. The Board has the authority to engage in transactions, execute contracts, and perform necessary actions to administer the Trust. The Board has unrestricted control over the Trust’s assets and business. Decisions are deemed effective if approved by a majority of the trustees. Although Delaware law allows a statutory trust to eliminate or alter the trustees’ fiduciary duties and replace them with standards outlined in the Declaration of Trust, such provision may not be consistent with federal securities laws and the SEC’s views on the trustees’ fiduciary duties. Accordingly, nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of Trustees shall apply to or in any way limit the duties or liabilities of Trustees concerning matters arising under federal securities laws.

Derivative Claims of Shareholders. The Trust’s By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must first meet the requirements of Section 3816 of the Delaware Act, which requires that the shareholder own shares at the time of the transaction or event in question and when the claim is made. Additionally, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the preceding sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue. A Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand because such Trustee receives remuneration for his service on the Board or the boards of one or more Trusts under common management with or otherwise affiliated with the Trust. Section 3816 of the Delaware Act requires that the shareholder’s complaint detail its efforts to get the Board to bring the action. Section 3816 allows a shareholder to bring an action in the Court of Chancery only. Neither Section 3816 nor the Trust’s Declaration of Trust apply to claims under federal securities laws.

For claims under federal securities laws that supersede Delaware, the Trust’s Declaration of Trust and Bylaws provisions do not apply to such claims.

Code of Ethics. The Trust, the Adviser, and the Distributor have each adopted a code of ethics (each a “Code” and collectively, the “Codes”) designed to prevent their respective personnel subject to the Code of Ethics from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the Codes). These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective Code.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A and Appendix B, respectively. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve months ended June 30th is available without charge upon request by calling (800) 922-4104 or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted a policy to govern the circumstances under which disclosure regarding securities purchased, sold, and held by the Fund (“Portfolio Securities”) may be made to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including the adoption of the Codes under Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for officers that requires the chief executive officer and CFO of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

Website Disclosures

The following information about the Fund is available on the Fund’s website, www.naafunds.com, which is publicly available and free of charge:

●	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP, description, and the quantity and weight of each security in the Fund;

●	The current NAV per share, market price, and premium/discount, for the Fund, each as of the end of the prior business day;

●	A table showing the number of days that the Fund’s shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the fund for new funds);

●	A chart showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the fund for any new ETFs);

●	The median bid/ask spread for the Fund on a rolling 30-day basis; and

●	If the premium or discount for the Fund is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

Other Expenses. In addition to the Management Fee, the Fund pays all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and its legal counsel; fees of the Administrator, Distributor, and Transfer Agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements to it; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations affecting the Fund and its shareholders. There is no attempt to present a detailed explanation of the Fund’s or its shareholders’ tax treatment, nor does the information cover all U.S. federal income taxation that might be relevant to beneficial owners of Fund shares. The discussions here and in the Prospectus are not a substitute for careful tax planning. They are based on the current Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change by legislative, judicial, or administrative action; such changes can even be retroactive. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or another qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

Shareholders are advised to consult their tax advisors regarding their tax situations.

No Fund has requested, nor will any Fund request, an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations affecting investments in such the Fund.

Qualification as a Regulated Investment Company (“RIC”). Qualification as a RIC under the Code requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. The Fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in the redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may reduce the amount of income and gains that the

Fund must distribute to shareholders for the fund to avoid federal income tax and excise tax and may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders, and since the amount of undistributed income and gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced because of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to allocate investment income and capital gain to redemptions of shares. If the IRS determines that the Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund of investing in stock or securities or options and futures concerning stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The Fund may retain all or a portion of its net capital gain for investment (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes as long-term capital gain their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly considering two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract for a commodity index does not qualify for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit the Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. The Fund will account for any investments in commodity derivative transactions as it deems appropriate; however, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership, which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC concerning items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid for each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21%, and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve months ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared rather than the year in which the distributions are received. The Fund intends to distribute or be deemed to have distributed substantially all its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in certain instances, if warranted, the Fund may choose to pay the Excise Tax instead of making an additional distribution.

Capital Loss Carryforwards. For capital losses realized for a tax year of the Fund that exceeds the Fund’s capital gains for such years, the Fund may carry such excess capital losses forward indefinitely. The excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year. The excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used slower, reducing the Fund’s ability to offset capital gains with those losses. An increase in taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience or has not already experienced an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Constructive Sales. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss for appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, futures or forward contract, or other transactions identified in U.S. Treasury regulations) in the property while holding an appreciated financial position in the substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is a short sale, acquiring the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The preceding will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during those 60 days is such Fund’s risk of loss regarding the position reduced because of certain specified transactions for the substantially identical or related property, such as having the option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position concerning such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains not described in the preceding sentence.

Wash Sales. In certain circumstances, the Fund may be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. The Fund may make short sales of securities. Short sales may increase the short-term capital gain realized by the Fund, taxed as ordinary income when distributed to its shareholders. Short sales may also be subject to the “Constructive Sales” rules discussed above.

Other Regulated Investment Companies. The character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders if the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the preceding rules and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. The Fund may invest in a non-U.S. corporation, which could be treated as a PFIC or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents, and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received concerning such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred concerning a PFIC. Payment of this tax would, therefore, reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”) instead of the tax and interest obligation described above on excess distributions; such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid the imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Under the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains concerning that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without concurrent cash receipt.

Foreign Currency Transactions. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment. Still, such elections could harm the Fund by creating current income recognition without concurrent cash recognition. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if the Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS under which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass through” for the year, if any.

A credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to their total foreign source taxable income. For this purpose, if a pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income and certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

Distributions. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are taxable and must be reported by each shareholder required to file a federal income tax return. Distributions over the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in their Fund shares and then as a capital gain.

For federal income tax purposes, distributions of net investment income are taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for the dividends received deduction or for qualified dividend income purposes as described below.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for several reasons, including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).

Distributions of “qualified dividend income” received by non-corporate shareholders of the Fund may be eligible for the long-term capital gain rate. The Fund’s distribution will be treated as qualified dividend income and, therefore, eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if a certain holding period and other requirements are met.

For corporate shareholders, a portion of the dividends the Fund pays may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year. It cannot exceed the gross dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding periods and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period, generally 46 days during 91 days beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than 46 days, then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

When you purchase Shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return on your investment, would be taxable and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

If more than 50% of the Fund’s total assets are invested in foreign securities at the end of a fiscal year, the Fund may elect to pass you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “instead of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions – Securities Lending” below.

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that the Fund must meet. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., GNMA or FNMA obligations), does not qualify for tax-free treatment. The rules on the exclusion of this income are different for corporations.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are paid in January of the following year. Shareholders will be advised annually on the U.S. federal income tax consequences of distributions made (or deemed made) during the year per the IRS’s guidance.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions, including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their tax advisors for more information.

Purchases of Fund Shares. Before purchasing shares in the Fund, the impact of dividends or distributions expected to be declared but not paid should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund before the record date will reduce the per-share NAV by the per-share amount of the dividend or distribution. To the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is a return of capital.

Sales, Exchanges, or Redemptions. Upon the disposition of shares of the Fund (whether by redemption, sale, or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) to determine the amount of gain or loss on the disposition. It will be treated as incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within 61 days, beginning 30 days before and ending 30 days after the disposition date. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder concerning such shares unless the Fund declared exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributed such dividends on a monthly or more frequent basis. Capital losses are deductible only against capital gains, except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from selling or exchanging the Fund’s shares.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws concerning treating specific items of income, gain, loss, deduction, and credit. Shareholders are urged and advised to consult their tax advisors for more information.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor concerning dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over the net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Notwithstanding the preceding, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Such distribution will be subject to the federal income tax, reporting, and withholding requirements applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gains from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and the character of such distributions (e.g., ordinary income or USRPI gain), will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon redemption of shares by a greater-than-5% shareholder that is a foreign person and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is required concerning amounts paid in the redemption of shares of a fund if the fund is a domestically controlled qualified investment entity or, in certain other limited cases, if a fund (whether domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income the Fund distributes. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. To qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (by providing the Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% concerning that shareholder on Fund dividends and distributions and the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA, related intergovernmental agreements, or other applicable laws or regulations. Each investor is urged to consult their tax advisor regarding the applicability of FATCA and any other reporting requirements concerning the investor’s situation, including investments through an intermediary.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that directly or indirectly owns more than 50% by vote or value of the Fund is urged and advised to consult its tax advisor regarding its filing obligations concerning FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder of the Fund may also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in the residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their tax advisors to determine the applicability of these regulations, considering their circumstances.

Shareholders are urged and advised to consult their tax advisor concerning the tax consequences of an investment in the Fund, including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

The Predecessor Fund’s audited financial statements for the fiscal year ended September 30, 2025, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part hereof. You may request a copy of the Fund’s Annual and Semi-Annual Reports to shareholders at no charge by calling the Fund at (800) 922-4104 or by visiting the Fund’s website at www.naafunds.com.

 APPENDIX A

NEW AGE ALPHA FUNDS TRUST

PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of New Age Alpha Variable Funds Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that the Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, the Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment adviser to the Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such

A-1

issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Audit Committee (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISER’S VOTING PROCEDURES

The Trust acknowledges that the Investment Adviser to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of the Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending. If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

A-2

 APPENDIX B

New Age Alpha Advisors, LLC

Proxy Voting Policy

A.       Overview. This Proxy Voting Policy (“Policy”) set forth the responsibilities of all employees of New Age Alpha Advisors, LLC (the “Company”) with respect to proxy voting on behalf of the Company’s clients who have delegated and authorized the Company to vote proxies on their behalf. This Policy has been adopted by the Company with the purpose of ensuring that the Company votes proxies in the best interests of its clients, consistent with its fiduciary duty, and in compliance with Advisers Act Rule 206(4)-6. This Policy does not describe every regulatory and compliance requirement applicable to proxy voting but establishes general policies and procedures. Any questions about this Policy or about proxy voting by the Company should be directed to the Company’s Chief Compliance Officer (“CCO”).

B.       Fiduciary Duty. Fiduciaries are obligated to vote proxies in an informed and responsible manner. A fiduciary who fails to vote, casts a vote without considering the impact of the question, or votes blindly with management on non-routine governance issues (e.g., a change in firm capitalization) may violate its fiduciary duty.

C.       Third-Party Vendor for Proxy Voting. The Company has contracted with a third-party vendor of proxy voting services, ISS, to provide recordkeeping services and recommendations for voting proxies. Periodically, the CCO will review proxies and confirm that voting for the proxies has been properly completed by ISS.

The Company will take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the securities held in client accounts, considering all relevant factors and without giving undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote. The financial interest of clients is the primary consideration in determining how proxies should be voted.

The Company utilizes the services of ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines are set forth in the ISS guidelines that the Company uses in voting specific proposals. Absent any conflicts of interest, the Company will usually vote proxies in accordance with the recommendations of ISS. However, the Company may deviate from the guidelines if it is determined to be in the best interest of the client, or if required to deviate under applicable law, rule or regulation.

D.       Conflicts of Interests. An adviser may have a number of conflicts that can affect how an adviser votes proxies. For example, an adviser (or its affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the adviser’s relationship with the company. The adviser may also have business or personal relationships with participants in proxy contest, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as director or executive of a company. An adviser’s employee involved in proxy voting may also personally hold a concentration of stock or have other vested interests in the corporations in which stock is held.

With respect to every proxy vote that it is required to take, the Company will assess whether a conflict exists between what is in the client’s best interest and the Company’s best interest. Any Company personnel who are aware of any conflict of interest with respect to voting on a particular proxy shall promptly report such conflict to the CCO. The CCO shall, after completion of a review of the matter, determine whether the conflict is material, and even if immaterial, the manner in which the conflict shall be handled such that voting is in accordance with the best interest of the client(s). Measures to be taken may include:

1.	Excluding Company personnel with a material conflict of interest from participating in the voting;

2.	Disclosing the conflict and securing client consent prior to voting;

3.	Tendering the proxy to client for client to vote;

4.	Delegating, with client’s written consent, voting to an independent third party qualified for voting;

5.	Voting in accordance with the recommendation of an independent third party, with client’s written consent;

6.	Casting the vote in accordance with a predetermined policy applicable to the matter presented to shareholders for voting such that there was little or no discretion with respect to voting on the part of the Company as adviser.

B-1

E.       Documentation. All material conflicts of interest shall be documented, including a general description of the conflict and how the conflict was addressed, to ensure and demonstrate that the decision to vote was based on the client’s best interest.

CCO. The CCO shall (1) help ensure that appropriate proxy voting records are maintained; (2) respond to any client requests for information regarding how the Company voted with respect to such client’s securities or requests for copies of the Company’s Proxy Voting Policy.

G.       Recordkeeping. The Company shall, with regard to its exercise of voting authority with respect to client securities, make and retain the following:

1.	The Company’s Proxy Voting Policy;

2.	Other material Company proxy voting documents and records, such as proxy statements the company receives, if any, Proxy Voting Committee meeting minutes, internal audits, and logs related to the tracking and recording of compliance with or any deviation from this Policy;

3.	Written client requests for information on how the adviser voted proxies on behalf of the requesting client;

4.	Records of each vote cast on behalf of a client. Official records may be stored externally at proxy voting service providers; and

5.	Any document created by the Company that:

(a)	Was material to making a decision on how to vote a proxy on behalf of a client; or

(b)	Memorialized the basis for that decision.

H.       Disclosure to Clients. Upon written request, a copy of this Policy shall be furnished to the requesting client. The CCO shall promptly respond to all requests for information regarding how the Company voted with respect to such client’s securities or requests for a copy of the Company’s Policy. All other requests from clients regarding proxy voting shall be handled by the CCO.

B-2

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR’S CORPORATION —

A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.

Issue Credit Ratings Definition

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

SPUR (S&Ps Underlying Rating). A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ’SP-1+/A-1+’).

Active Qualifiers

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

●	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

MOODY’S INVESTORS SERVICE, INC. —

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A.	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B.	Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C.       Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations. P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations. P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings. Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”

Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Other Rating Symbols

Provisional Ratings - (P). Moody’s will often assign a provisional rating to an issuer or an instrument when the change to a definitive rating is subject to the fulfilment of contingencies that could affect the rating. Examples of such contingencies are the finalization of transaction documents/terms where a rating is sensitive to changes at closing. When such contingencies are not present, a definitive rating may be assigned based upon documentation that is not yet in final form. Moody’s will also often assign provisional ratings to program ratings, such as shelf registrations and medium term note programs. A provisional rating is denoted by placing a (P) in front of the rating. The (P) notation provides additional information about the rating, but does not indicate a different rating. For example, a provisional rating of (P)Aa1 is the same rating as Aa1.

For provisional ratings assigned to an issuer or instrument, the (P) notation is removed when the applicable contingencies have been fulfilled. A Credit Rating Action to remove the (P) notation indicates that the rating is no longer subject to contingencies, and changes the provisional rating to a definitive rating. Program ratings for shelf registrations and other issuance programs remain provisional, while the subsequent ratings of issuances under these programs are assigned as definitive ratings.

Refundeds - #. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.

Withdrawn - WR. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

Not Rated - NR. NR is assigned to an unrated issuer, obligation and/or program.

Not Available - NAV. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

Terminated Without Rating - TWR. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

FITCH RATINGS, INC. —

A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

Long-Term Credit Ratings Scales

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC Very high levels of credit risk. Default of some kind appears probable.

C Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

●	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●	the formal announcement by the issuer or their agent of a distressed debt exchange; and

●	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

●	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

●	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

●	has not otherwise ceased operating. This would include:

●	the selective payment default on a specific class or currency of debt;

●	the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Agreement and Declaration of Trust (the “Trust Instrument”). [1]
(b)	By-Laws. [1]
(c)	Articles III, V and VI of the Trust Instrument, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)(1)	Investment Advisory Agreement dated June 4, 2024 between the Registrant, on behalf of the NAA Large Core Fund, and New Age Alpha Advisors, LLC.[2]
(d)(2)	Schedule A-1 to the Investment Advisory Agreement between the Registrant, on behalf of the Funds (other than NAA Allocation ETF), and New Age Alpha Advisors, LLC.[3]
(d)(3)	Schedule A-2 to the Investment Advisory Agreement between the Registrant, on behalf of the Funds, and New Age Alpha Advisors, LLC, filed herewith.
(e)(1)	Underwriting Agreement, dated July 1, 2025, between the Registrant, on behalf of the Funds (other than NAA Allocation ETF), and Ultimus Fund Distributors, LLC.[5]
(e)(2)	Form of ETF Underwriting Agreement between the Registrant, on behalf of NAA Allocation ETF, and Ultimus Fund Distributors, LLC, filed herewith.
(f)	Not Applicable.
(g)(1)	Custody Agreement between the Registrant, on behalf of the NAA Large Core Fund, and Brown Brothers Harriman & Co., as Custodian. [2]
(g)(2)	Amended Schedule I to the Custody Agreement between the Registrant, on behalf of the Funds (other than NAA Allocation ETF), and Brown Brothers Harriman & Co.[4]
(g)(3)	Form of Amendment to the Custodian Agreement between the Registrant, on behalf of the Funds, and Brown Brothers Harriman & Co., filed herewith.
(h)(1)	Master Services Agreement, dated June 6, 2024, between the Registrant, on behalf of the NAA Large Core Fund, and Ultimus Fund Solutions, LLC. [2]
(h)(2)	Amended Schedule A to the Master Services Agreement between the Registrant, on behalf of the Funds (other than NAA Allocation ETF), and Ultimus Fund Solutions, LLC.[3]
(h)(3)	Expense Limitation Agreement between the Registrant, on behalf of the NAA Large Core Fund, and New Age Alpha Advisors, LLC, as Adviser. [2]
(h)(4)	Schedule A-4 to the Expense Limitation Agreement between the Registrant, on behalf of the Funds, other than the NAA Opportunity Fund, and New Age Alpha Advisors, LLC.[5]
(h)(5)	Expense Limitation Agreement between the Registrant, on behalf of the NAA Allocation ETF, and New Age Alpha Advisors, LLC, filed herewith.
(h)(6)	Expense Limitation Agreement between the Registrant, on behalf of the NAA Opportunity Fund, and New Age Alpha Advisors, LLC.[5]
(h)(7)	Form of ETF Master Services Agreement between the Registrant, on behalf of NAA Allocation ETF, and Ultimus Fund Solutions, LLC, filed herewith.

(i)(1)	Opinion and Consent of FinTech Law, LLC as to the legality of shares being registered with respect to the NAA Large Core Fund. [1]
(i)(2)	Opinion and Consent of FinTech Law, LLC as to the legality of shares being registered with respect to the Funds.[3]
(i)(3)	Opinion and Consent of FinTech Law, LLC, filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm, filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Distribution Plan under Rule 12b-1 for the Funds (other than NAA Allocation ETF).[3]
(n)	Rule 18f-3 Plan for the Funds (other than NAA Allocation ETF)[1].
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant. [1]
(p)(2)	Code of Ethics for New Age Alpha Advisors, LLC. [1]
(p)(3)	Code of Ethics for the Distributor, not applicable per Rule 17j-1(c)(3).
(q)	Powers of Attorney. [1]

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed May 8, 2024.

[2]	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 12, 2024.

[3]	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on September 3, 2024.

[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2026.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other people for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibit 28(h) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant under the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Advisers

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s Form ADV listed opposite such investment adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
New Age Alpha Advisors, LLC	801-116789

ITEM 32.	Principal Underwriter

(a)	The Distributor also acts as the principal underwriter for the following other investment companies:

Hussman Investment Trust, Scwartz Investment Trust, Williamsburg Investment Trust, The Investment House Funds, Chesapeake Investment Trust, The Cutler Trust, CM Advisors Family of Funds, Papp Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc. Ultimus Managers Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, American Pension Investors Trust (d/b/a Yorktown Funds), Bruce Fund, Inc. Commonwealth International Series Trust, Capitol Series Trust, Unified Series Trust, Valued Advisers Trust, HC Capital Trust, New Age Alpha Funds Trust, New Age Alpha Variable Funds Trust, ONEFUND TRUST, VELA Funds, Waycross Independent Trust, Volumetric Fund, MSS Series Trust, Connors Funds, Cantor Select Portfolios Trust, James Advantage Funds, Johnson Mutual Funds, XD Fund Trust, Exchange Place Advisors Trust, WesMark Funds, Plumb Funds, PennantPark Investment Advisers, Peachtree Alternative Strategies Fund, Lind Capital Partners Municipal Credit Income Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Fairway Private Markets Fund, Dynamic Alternatives Fund, Cantor Fitzgerald Infrastructure Fund, Flat Rock Enhanced Income Fund, Beacon Pointe Multi-Alternative Fund, Axxes Private Markets Fund, Axxes Opportunistic Credit Fund, MidBridge Private Markets Fund, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, Booster Income Opportunities Launch, OneAscent Capital Opportunities Fund, CAZ Strategic Opportunities Fund, 83 Investment Group Income Fund, Private Debt & Income Fund, Prospect Enhanced Yield Fund, and Sardis Credit Opportunities Fund.

(b)	The Directors and officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Underwriter	Positions with Fund
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Vice President, Chief Technology Officer and Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its function as Administrator, Fund Accountant and Transfer Agent).

b)	Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 20850 (records relating to its function as Principal Underwriter).

c)	Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (records relating to its function as Custodian).

f)	New Age Alpha Advisors, LLC, 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580 (records relating to its function as investment adviser).

ITEM 34.	Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form N-1A.

ITEM 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, and State of New York, on this 3rd day of November 2026.

New Age Alpha Funds Trust

By:	/s/ Keith D. Kemp
Keith D. Kemp, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*		November 3, 2026
Richard C. Butt, Trustee		Date

*		November 3, 2026
Colin W. Devine, Trustee		Date

*		November 3, 2026
Jeremy O. May, Trustee		Date

/s/ Armen Arus		November 3, 2026
Armen Arus, Trustee		Date

/s/ Keith D. Kemp		November 3, 2026
Keith D. Kemp, President, Principal Executive Officer, and Principal Accounting Officer		Date

* By:	/s/ Keith D. Kemp	November 3, 2026
Keith D. Kemp, Attorney-in-Fact		Date

*	Attorney-in-fact pursuant to Powers of Attorney.

EXHIBIT INDEX

(d)(3)	Schedule A-2 to the Investment Advisory Agreement
(e)(2)	Form of ETF Underwriting Agreement
(g)(3)	Form of Amendment to the Custodian Agreement
(h)(5)	Expense Limitation Agreement for NAA Allocation ETF
(h)(7)	Form of ETF Master Services Agreement
(i)(3)	Opinion and Consent of FinTech Law, LLC
(j)	Consent of Cohen & Company, Ltd.